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                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                                FORM 8-K

                              Current report
                               Pursuant to
                           Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported):  September 6, 1996



              ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
        (Exact name of Registrant as specified in its charter)


        Delaware                     0-20668              04-3164595
(State or other jurisdic-    (Commission File Number)   (I.R.S. Employer
 tion of Incorporation)                                  I.D. Number)





          440 Lincoln Street, Worcester, Massachusetts 01653
               (Address of Principal Executive Offices)
                              (Zip Code)

                            (508) 855-1000
         (Registrant's Telephone Number including area code)



                          Page 1 of 5 pages
                       Exhibit Index on page 4

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Item 5.  Other Events.

     On September 6, 1996, the Company announced the resignation of Theodore J. Rupley from his positions as vice president of the Company and president of The Hanover Insurance Company ("Hanover"). Hanover is a wholly-owned subsidiary of the Company. Also on September 6, 1996, the Company announced that J. Barry May was elected to replace Mr. Rupley as president of Hanover and that Mr. May will be elected vice president of the Company.

Item 7.  Financial Statements and Exhibits.

     Exhibit 99          Press Release dated September 6, 1996,
announcing the election of J. Barry May as president of Hanover and the resignation of Theodore J. Rupley as vice president of the Company and president of Hanover.


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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALLMERICA PROPERTY & CASUALTY COMPANIES, INC


                                        By:  /s/   Edward J. Parry,III
                                             Edward J. Parry, III
                                             Treasurer


Date:  September 11, 1996




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Exhibit Index

Exhibit 99 Press Release dated September 6, 1996, announcing the election of J. Barry May as president of Hanover and the resignation of Theodore J. Rupley as vice president of the Company and president of Hanover.


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